Exhibit 10.29

GRAPHIC APPEARS HERE [BAR CODE]

Agreement No.     66003

FEDEX EXPRESS CORPORATE PRICING PROGRAM AGREEMENT

Proflowers.com (“Customer”) including any of its divisions, subsidiaries and affiliates, a majority (defined as 51%) of whose voting stock is directly or indirectly owned by Customer, and FedEx enter into the following FedEx Express Pricing Program Agreement (the “Agreement”).

With the exception of custom [*] pricing agreements between FedEx and Customer, this Agreement supersedes all Pricing Agreements and Addenda, if any, for express services between FedEx and Customer for the designated U.S. Payor account numbers relating to the services and package types covered by this Agreement. Only locations and account numbers designated by Customer and verified by FedEx will receive applicable discounts and revenue credit. To add a location to this Agreement, Customer must notify FedEx’s Sales Executive in writing at least [*] in advance. Only the billed account number will receive the applicable discounts and revenue credit.

Each shipment made with FedEx is subject to the terms and conditions of the FedEx Service Guide in effect at the time of shipment, which terms are incorporated by reference. FedEx reserves the right to modify the FedEx Service Guide at anytime without notice. In the event such a modification results in a rate increase, Customer will be provided [*] prior written or electronically transmitted notice. [*]. In the event there is a conflict between this Agreement and the FedEx Service Guide, the provisions of this Agreement control.

PRICING PROVISIONS

Applicable discounts are reflected on the FedEx Express Discount Attachment, which is incorporated by reference. Applicable discounts are off published transportation rates in effect at the time of shipment and are not applicable to special handling fees, ancillary or other charges unless expressly stated otherwise. The discounts and other terms and conditions provided to Customer are for Customer’s exclusive use and benefit. Such rates and terms (or any portion thereof) may not be extended to any other party without FedEx’s written consent. Discounts are effective within [*] following possession of a fully executed Addendum by FedEx’s authorized representative (“Effective Date”).

Discounts, where applicable, are based upon Customer’s committed Shipping Objectives. Customer shall achieve and maintain each of the following minimum Shipping Objectives within [*] of this Effective Date.

Domestic Shipping Objectives

For all domestic Shipping Objectives, FedEx [*] and FedEx [*] services are excluded.

[*] “Domestic Average Daily Net Revenue”, which refers to the total domestic revenue since the Effective Date of the Agreement divided by the total number of business day since the Effective Date. FedEx has [*] for purposes of calculation.

[*] “Average Revenue Per Package” or “Yield”, which refers to Domestic Average Daily Net Revenue divided by the average daily number of domestic packages shipped by Customer since the Effective Date.

If within [*] of the Effective Date, Customer acquires or merges with any companies, other than those authorized to participate in the discounts as of the Effective Date, or should Customer sell any division, subsidiary, or affiliate authorized to participate in the discounts, FedEx may modify any or all of the Shipping Objectives in this Agreement on [*] written or electronically transmitted notice. Customer must notify FedEx in writing of any such acquisition, divestiture or merger.

Deviation from these Shipping Objectives may result in discount changes that more accurately reflect Customer’s actual shipping patterns or in the removal of all express discounts. FedEx will provide [*] written or electronically transmitted notice of any discount changes.

Payment on all accounts is due [*] from the invoice date. However, invoices for duties and taxes are payable on receipt. Customer agrees that remaining current on all payables is a condition to the extension of credit and discounts. When Customer

*	Material has been omitted pursuant to a request for confidential treatment.

uses a freight payment firm, the same payment terms apply. Failure to comply with payment terms may result in denial of credit or removal of discounts.

Customer agrees to use automated shipping devices when provided by FedEx at U.S. shipping locations and an agreement for the placement or use of any such shipping device shall be executed prior to such placement or use.

A federal excise tax, when required by the Internal Revenue Code on the air transportation portion of this service, if any, is paid by FedEx.

OTHER PROVISIONS

[*]

In consideration of the discounts granted Customer by FedEx as reflected on the attached Discount Attachment, Customer agrees it will [*] or of the fact that a declared value was designated or requested by an employee, agent or representative of Customer. Customer will indemnify and hold FedEx harmless from and against any claim, loss, cost, damage or expense with respect to any package shipped under any of Customer’s Account Numbers. In no event shall FedEx be liable for any sum when damages are incurred by reason of a “liability not assumed” as described in the FedEx Service Guide. Customer maintains all other rights as set forth in the FedEx Service Guide.

FedEx will use commercially reasonable efforts to accommodate Customer’s seasonal shipping needs. In the event Customer tenders packages which substantially exceed the number of packages tendered on average for the location by the Customer throughout the year, and exceeding the number of packages FedEx has planned for and advised Customer in writing that it can accommodate, FedEx may, at its sole option, either accept such packages [*], or decline to accept such packages without further obligation of any kind to Customer.

The terms, rates and discounts of this Agreement shall be held in strict confidence and may not be disclosed to anyone other than those Customer employees who have a need to know. Nothing herein shall restrict Customer from disclosing any portion of such information on a restricted basis pursuant to a judicial or other lawful governmental order, but only to the extent of such order and only after providing FedEx with immediate notice of such order so that FedEx may contest the order or obtain a protective order, if FedEx deems necessary.

Either party may terminate this Agreement for the other party’s noncompliance with its terms. Notwithstanding, FedEx and Customer agree that either party may terminate this Agreement at any time upon 60 days written notice to the other.

This Agreement does not provide for FedEx [*] pricing or service at your location. [*] pricing or service must be covered in a separate Agreement or Addendum.

PROFLOWERS.COM (“Customer”) By: Neil Brooks		FEDERAL EXPRESS CORPORATION (“FedEx”) by its agent FEDEX CORPORATE SERVICES, INC.

By:	/s/ Neil Brooks	By:	/s/ Kevin S. Burkley	KEVIN S. BURKLEY
Title:	Director, Planning & Logistics	Title:	Corp Account Manager
Date:	12/30/2002	Date:	12/31/2002
Employee No. [*]

Offer expires if not accepted by Customer within 30 days of presentation of this Agreement.

Any alterations to this document by either party will render it null and void in its entirety.

*	Material has been omitted pursuant to a request for confidential treatment.

[BAR CODE]

Legal Approval: NKK/12/-20-02

FedEx Express Discount Attachment

DOMESTIC EXPRESS PRICING

The pricing applies to all individual FedEx account numbers that have been associated with Proflowers.com as designated by customer and verified by FedEx.

Following discounts apply during the [*] of the Agreement. Discounts apply to the FedEx Service Guide rates in effect on the date of shipment. [*], FedEx may, at its sole option, extend the discounts on [*].

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9		10	11	12	13	14	15	16
Envelope								[*	]
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9		10	11	12	13	14	15	16
1-1 lbs.								[*	]
2-2 lbs.
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9		10	11	12	13	14	15	16
1-1 lbs.								[*	]
2-2 lbs.
3-3 lbs.
4-4 lbs.
5-5 lbs.
6-6 lbs.
7-7 lbs.
8-8 lbs.
9-9 lbs.
10-20 lbs.
21+ lbs.
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9	13	14	15	16
Envelope						[*]
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9	13	14	15	16
1-1 lbs.						[*]
2-2 lbs.
Minimum Charge

*	Material has been omitted pursuant to a request for confidential treatment.

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9	13	14	15	16
1-1 lbs.						[*]
2-2 lbs.
3-3 lbs.
4-4 lbs.
5-5 lbs.
6-6 lbs.
7-7 lbs.
8-8 lbs.
9-9 lbs.
10-20 lbs.
21+ lbs.
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9		10	11	12	13	14	15	16
1-1 lbs.								[*	]
2-2 lbs.
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5	6	7	8	9		10	11	12	13	14	15	16
1-1 lbs.								[*	]
2-2 lbs.
3-3 lbs.
4-4 lbs.
5-5 lbs.
6-6 lbs.
7-7 lbs.
8-8 lbs.
9-9 lbs.
10-20 lbs.
21+ lbs.
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5		6	7	8
1-1 lbs.				[*	]
2-2 lbs.
Minimum Charge

FedEx [*]

	Zones
	2	3	4	5		6	7	8
1-1 lbs.				[*	]
2-2 lbs.
3-3 lbs.
4-4 lbs.
5-5 lbs.
6-6 lbs.
7-7 lbs.
8-8 lbs.
9-9 lbs.
10-20 lbs.
21+ lbs.
Minimum Charge

*	Material has been omitted pursuant to a request for confidential treatment.

The following service(s) will be charged at the FedEx Service Guide rates in effect on the date of shipment:

FedEx	[*]

FedEx	[*]

FedEx	[*]

FedEx	[*]

FedEx	[*]

SPECIAL HANDLING FEES AND OTHER CHARGES

All special handling fees, and other ancillary charges will be assessed as per the FedEx Service Guide in effect on the date of shipment except as detailed below. Dimensional weighting will be applied as per the FedEx Service Guide in effect on the date of shipment except as detailed below.

Special handling fee and other charge exceptions and dimensional weight factor exceptions apply to all individual FedEx account numbers that have been associated with Proflowers.com as designated by customer and verified by FedEx.

Services	[*]	[*]	Discount
Residential Delivery Charge		[*]
Saturday Delivery
Saturday Pick-Up

Services		[*]
Express Dim Factor

*	Material has been omitted pursuant to a request for confidential treatment.